                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            PRI AUTOMATION, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                                                                PRELIMINARY COPY



                              PRI AUTOMATION, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 APRIL 22, 1997


     Notice is hereby given that a Special Meeting of Stockholders of PRI Automation, Inc. (the "Company") will be held at the offices of the Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on Tuesday, April 22, 1997, beginning at 10:00 A.M., local time, for the following purposes:

     1.  To act upon a proposal to amend the Company's Restated
         Articles of Organization to increase the authorized Common Stock, par value $.01 per share, of the Company from 12,000,000 to 24,000,000 shares.

     2. To transact such further business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 19, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                              By Order of the Board of Directors,



                              Mordechai Wiesler
                              Clerk


Boston, Massachusetts
March 27, 1997


                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                      PLAN TO ATTEND THE SPECIAL MEETING.

                                                                PRELIMINARY COPY


                              PRI AUTOMATION, INC.
                             805 MIDDLESEX TURNPIKE
                         BILLERICA, MASSACHUSETTS 01821
                                 (508) 670-4270


                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                                 April 22, 1997


     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about March 27, 1997 in connection with the solicitation by the Board of Directors of PRI Automation, Inc. (the "Company") of proxies to be used at a Special Meeting of Stockholders of the Company, to be held on Tuesday, April 22, 1997, and at any and all adjournments thereof (the "Special Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares covered by any executed proxy will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Clerk in writing or by attending the Special Meeting and voting in person.

     The Board of Directors of the Company (the "Board") has fixed the close of business on March 19, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. At the close of business on the record date, there were issued and outstanding _______________ shares of the Company's Common Stock, $.01 par value (the "Common Stock"), each of which is entitled to cast one vote.

                         QUORUM AND TABULATION OF VOTES

     The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Special Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. In general, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The affirmative vote of a majority of the votes properly cast at the Special Meeting will be necessary to approve the proposed amendment to the Company's Restated Articles of Organization. Abstentions with respect to the proposed amendment will count as being present and represented at the Special Meeting and entitled to vote, and will be included in calculating the number of votes cast on the proposed amendment. Broker "non-votes" will not be included in calculating the number of votes cast on the proposed amendment.

     Votes will be tabulated by the Company's transfer agent, State Street Bank and Trust Company.

                   PROPOSED AMENDMENT TO RESTATED ARTICLES OF
                   ORGANIZATION TO INCREASE AUTHORIZED SHARES

     On February 18, 1997, the Company's Board of Directors voted to recommend to the stockholders that the Company's Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock from 12,000,000 to 24,000,000 shares (the "Amendment"). The Company's Board of Directors also voted to effect a stock split by means of a stock dividend of one share of fully paid and nonassessable Common Stock on each share of Common Stock issued and outstanding at the close of business on the date of the Special Meeting, contingent on stockholder approval of the Amendment. The payment date for the stock dividend is expected to be on or about May 3, 1997.

     On March 19, 1997, there were issued and outstanding ____________ shares of Common Stock. If the Amendment is approved, the Board will have authority to issue an additional ___________ shares of Common Stock. Of the additional 12,000,000 shares proposed to be authorized by the Amendment, an aggregate of ____________ shares are expected to be issued to stockholders of record on April 22, 1997 on account of the stock dividend. The balance of the additional authorized shares of Common Stock will be used for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable, including, without limitation, raising capital or acquiring property through the sale of stock, acquiring businesses through mergers or the exchange of stock and attracting or retaining valuable employees by the issuance of stock-based compensation awards. The Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares; however, the Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for such purposes should the occasion arise.

     Under Massachusetts law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without stockholder approval.
The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Restated Articles of Organization or By-Laws of the Company, as then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.


     The additional shares of Common Stock authorized for issuance pursuant to the Amendment will have all of the rights and privileges that the currently outstanding shares of Common Stock possess; the increase in authorized shares would not affect the terms, or rights of the holders, of existing shares of Common Stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of February 26, 1997 (i) by each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) by each director of the Company,
(iii) by the Chief Executive Officer of the Company and each of the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the Company's last fiscal year, and (iv) by all executive officers and directors of the Company as a group.

                                              Shares Beneficially
                                                  Owned(1)(2)
                                              -------------------
                  Name                         Number    Percent
                  ----                         ------    -------

Mordechai Wiesler(3)(4)....................    505,213      6.8%

Gardner Lewis Asset Management, L.P.(5)....    456,900      6.2%
    285 Wilmington-West Chester Pike
    Chadds Ford, PA 19317

Granahan Investment Management, Inc.(6)....    388,000      5.3%
    275 Wyman Street, Suite 270
    Waltham, MA 02154

Dr. Amram Rasiel(3)(7).....................    280,855      3.8%

Mitchell G. Tyson(3)(8)....................    113,278      1.5%

Boruch B. Frusztajer(3)(9).................     46,256       *

Alexander V. d'Arbeloff(3)(10).............     36,892       *

Stephen H. Avedikian, Jr.(3)(11)...........      5,760       *

John J. Schickling(3)(12)..................      2,450       *

Robert G. Postle(3)(13)....................      2,009       *

All directors and executive officers as
 a group (14 people)(14)...................  1,084,372     14.3%

______________________________
*Less than one percent.

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table.
(2) The number of shares of Common Stock deemed outstanding as of the date of this table is 7,384,708.
(3) Address is in care of PRI Automation, Inc., 805 Middlesex Turnpike, Billerica, Massachusetts 01821.

(4) Includes 40,053 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table. Excludes 35,000 shares held in trusts for the benefit of Mr. Wiesler's children. Mr. Wiesler disclaims beneficial ownership of these shares.
(5) The number of shares beneficially owned by Gardner Lewis Asset Management, L.P. ("Gardner Lewis") is based on information contained in a Schedule 13G filed by Gardner Lewis with the Securities and Exchange Commission ("SEC") on February 14, 1997. Gardner Lewis, a registered investment advisor, has sole voting power with respect to 401,100 shares of the Company's Common Stock, shared voting power with respect to 3,200 shares of the Company's Common Stock and sole dispositive power with respect to 456,900 shares of the Company's Common Stock.
(6) The number of shares beneficially owned by Granahan Investment Management, Inc. ("Granahan") is based on the information contained in a Schedule 13G filed by Granahan with the SEC on February 13, 1997. Granahan, a registered investment advisor, has sole voting power with respect to 3,000 shares of the Company's Common Stock and sole dispositive power with respect to 388,000 shares of the Company's Common Stock.
(7) Includes 6,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(8) Includes 90,950 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(9) Includes 6,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table. Includes 29,381 shares held by members of Mr. Frusztajer's family.
(10) Includes 6,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(11) Includes 5,145 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(12) Represents shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(13) Represents shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.
(14) Includes 183,360 shares issuable upon the exercise of outstanding options exercisable within 60 days of date of this table.


                                  SOLICITATION

No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the proxy materials relating to the 1998 Annual Meeting of Stockholders must be received by the Company at its executive offices no later than September 8, 1997.

                                 MISCELLANEOUS

The Board does not intend to present at the Special Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Special Meeting. If any other business should come before the Special Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                                                                PRELIMINARY COPY

                             PRI AUTOMATION, INC.

            805 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS 01821

    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 1997


The undersigned hereby constitutes and appoints Mordechai Wiesler and Mitchell
G. Tyson and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of Common Stock of PRI Automation, Inc. (the "Company") held of record by the undersigned at the close of business on March 19, 1997, at the Special Meeting of Stockholders of the Company to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on April 22, 1997, at 10:00 a.m., local time, and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_______________________________________    ____________________________________

_______________________________________    ____________________________________

 [X]  PLEASE MARK VOTES
      AS IN THIS EXAMPLE

 PRI AUTOMATION, INC.

     1.  Proposal to approve the amendment
     of the Company's Restated Articles of
     Organization to increase the Company's
     authorized Common Stock from 12,000,000     For    Against    Abstain
     to 24,000,000 shares.                       [_]      [_]        [_]


RECORD DATE SHARES:

 Please be sure to sign and
 date this Proxy.            Date

                                                        Mark box at right if an
                                                        address change or
                                                        comments have been noted
                                                        on the reverse side of
                                                        this card. [_]

______________________________________________________
 Shareholder sign here            Co-owner sign here


DETACH CARD                                                          DETACH CARD

                             PRI AUTOMATION, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The proposal to amend the Company's Restated Articles of Organization to increase the Company's authorized Common Stock, which is discussed in detail in the enclosed proxy materials, requires your immediate attention and approval.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders to be held on April 22, 1997.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



PRI Automation, Inc.